FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2013

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

On July 22, 2013, United States Cellular Corporation (“U.S. Cellular”), a subsidiary of Telephone and Data Systems, Inc. (“TDS”), adopted the U.S. Cellular 2013 Officer Annual Incentive Plan (“Plan”).  This Current Report on Form 8-K is being filed by TDS pursuant to Item 5(e) of Form 8-K because the Plan covers Mr. Kenneth R. Meyers as President and Chief Executive Officer of U.S. Cellular, and Mr. Meyers is a named executive officer of TDS.  A copy and description of this plan is set forth in U.S. Cellular’s Form 8-K dated July 22, 2013, which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)        Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	July 24, 2013

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Controller

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

10.1	U.S. Cellular 2013 Officer Annual Incentive Plan, is hereby incorporated by reference from U.S. Cellular’s Current Report on Form 8-K dated July 22, 2013